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                                                                   EXHIBIT 23.10


                          CONSENT TO BE IDENTIFIED AS A
                                PROPOSED DIRECTOR



         I, William D. Gorman, hereby consent to being identified as a proposed director of Kentucky First Bancorp (the "Company") in the Company's prospectus to be included in the Company's Registration Statement on Form S-1.




                                                By:  /s/ William D. Gorman
                                                    ----------------------



Dated: September 7, 2004